SUPPLEMENT DATED JANUARY 8, 2018

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2017, AS SUPPLEMENTED

In the “Shareholder Information” section, under the heading “What are the sales charges?”, the “Class A Shares” table for the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund is deleted in its entirety and replaced with the following:

Class A Shares of the
Covered Call Strategy Fund,  Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund.

Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $50,000	5.75%	6.10%
$50,000 - $99,999	4.75	4.99
$100,000 - $249,999	3.75	3.90
$250,000 - $499,999	2.75	2.83
$500,000 - $999,999	2.00	2.04
$1,000,000 or more	0.00**	0.00**
* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.
** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00% except in certain circumstances.  As described further in this prospectus, any applicable CDSCs may be waived under certain circumstances.

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Please retain this Supplement for future reference
IEP0118

SUPPLEMENT DATED JANUARY 8, 2018

FIRST INVESTORS INCOME FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017, AS SUPPLEMENTED

FIRST INVESTORS EQUITY FUNDS
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2017, AS SUPPLEMENTED

In Part II of each of  the Statements of Additional Information (“SAIs”) listed above, in the “Underwriter and Dealers” section, the information pertaining to the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund is deleted in its entirety and replaced with the following:

The following table lists the current sales charge with respect to Class A shares of the Covered Call Strategy Fund, Equity Income Fund, Global Fund, Growth & Income Fund, Hedged U.S. Equity Opportunities Fund, International Fund, Long Short Fund, Opportunity Fund, Real Estate Fund, Select Growth Fund, Special Situations Fund and Total Return Fund, as well as the amount of the sales charge that is reallowed to dealers selling the shares:
Amount of Investment	Sales Charge as % of Offering Price	Net Amount Invested	Concession to Dealers as a % of Offering Price**
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.00
$100,000 but under $250,000	3.75	3.90	3.00
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	0.00	0	*

* There is no sales charge on transactions of $1 million or more, purchases that qualify for Rights of Accumulation of $1 million, purchases made pursuant to a Letter or Statement of Intent of $1 million or more and purchases by group retirement plans pursuant to sales charge waiver privileges.  The Underwriter will pay from its own resources an imputed dealer concession equal to 0.90%  of the amount invested to dealers on such purchases.  If such shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds except in certain circumstances.  The CDSC will generally be applied in the same manner as the CDSC on Class B shares.
Furthermore, there is no sales charge on purchases of Advisor Class and Institutional Class shares, or on Class A shares purchased through a fee-based account under a program sponsored or maintained by a financial intermediary.
** In the case of retail sales by FFS, FFS retains the entire sales charge which includes the dealer concession and underwriting fee.

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Please retain this Supplement for future reference.

IES0118